UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 22, 2024
(Date of Report (date of earliest event reported))

IRIDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27598	77-0210467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1212 Terra Bella Avenue Mountain View, California 94043
(Address of principal executive offices, including zip code)

(650) 940-4700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	IRIX	Nasdaq Global Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2024, the board of directors (the “Board”) of IRIDEX Corporation(the “Company”) appointed Patrick Mercer as its President, effective as of such date. Mr. Mercer will continue to hold the position of Chief Operating Officer and assume the responsibilities of both roles. David I. Bruce will continue to serve in his roles as the Company’s Chief Executive Officer and as a member of the Board.

This modification in responsibilities allows Mr. Mercer to focus on the operations of the Company and Mr. Bruce to focus on pursuit of the Company’s strategic alternatives. The background and business experience of Mr. Mercer and transactions between Mr. Mercer and the Company are subject to disclosure under Item 404(a) of Regulation S-K and are disclosed in the Company’s Proxy Statement for its 2024 annual meeting of stockholders, as filed with the Securities and Exchange Commission on April 29, 2024.

On May 22, 2024, effective upon Mr. Mercer’s appointment to President, the compensation committee of the Board approved an increase to Mr. Mercer’s base salary to $360,000 and granted an award of 120,000 shares of restricted stock units (the “RSU Award”). The RSU Award will vest as to one-third of the shares on each anniversary of his appointment, subject to Mr. Mercer’s continued employment with the Company on the applicable vesting dates. The RSU Award will be subject to the Company’s Amended and Restated 2008 Equity Incentive Plan and form of Restricted Stock Unit Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

	By:	/s/ David I. Bruce
David I. Bruce
Chief Executive Officer

Date: May 24, 2024